SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - April 25, 2002
                         -------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of January 31, 2002, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2002-1)
             (Exact Name of Registrant as specified in its charter)



       Delaware                   333-53404                     52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AV-1, M-1, M-2 and B Certificateholders with respect to the April 25, 2002 Distribution Date.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

     The annual financial statements for the year ended December 31, 2001, for Ambac Assurance Corporation are incorporated into this report by reference to the Form 10-K filed by Ambac Financial Group, Inc. with the United States Securities and Exchange Commission on March 26, 2002.

     The unaudited quarterly financial statements for the period ended March 31, 2002, for Ambac Assurance Corporation are incorporated into this report by reference to the Form 8-K filed by Ambac Financial Group, Inc. with the United States Securities and Exchange Commission on April 18, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                            -----------------------------
                                            James H. Jenkins,
                                            Senior Vice President and CFO


Dated:  April 26, 2002

                                                                         ANNEX A

                                                                     Page 1 of 5
                 Equity One Mortgage Pass-Through Trust 2002-1
                        Statement to Certificateholders
                                 April 25, 2002

--------------------------------------------------------------------------------


                            DISTRIBUTION IN DOLLARS

------ ----------------- ----------------- -------------- ------------- ------------- ------- -------- ---------------
            ORIGINAL          BEGINNING                                                                     ENDING
              FACE            PRINCIPAL                                                REALIZED DEFERRED   PRINCIPAL
CLASS         VALUE            BALANCE        PRINCIPAL       INTEREST       TOTAL      LOSSES  INTEREST    BALANCE
------ ----------------- ----------------- -------------- ------------- ------------- ------- -------- ---------------
AF1        75,000,000.00     71,716,657.57   3,810,472.81    129,070.06  3,939,542.87    0.00    0.00    67,906,184.76
AF2        47,655,000.00     47,655,000.00           0.00    219,332.14    219,332.14    0.00    0.00    47,655,000.00
AV1        98,145,000.00     96,954,174.96   1,598,780.98    184,509.18  1,783,290.16    0.00    0.00    95,355,393.98
M1         18,600,000.00     18,600,000.00           0.00     97,371.00     97,371.00    0.00    0.00    18,600,000.00
M2         14,000,000.00     14,000,000.00           0.00     78,505.00     78,505.00    0.00    0.00    14,000,000.00
B          12,620,000.00     12,620,000.00           0.00     73,890.10     73,890.10    0.00    0.00    12,620,000.00
R                   0.00              0.00           0.00          0.00          0.00    0.00    0.00             0.00
TOTALS    266,020,000.00    261,545,832.53   5,409,253.79    782,677.48  6,191,931.27    0.00    0.00   256,136,578.74
------ ----------------- ----------------- -------------- ------------- ------------- ------- -------- ---------------
------ ----------------- ----------------- -------------- ------------- ------------- ------- -------- ---------------
X         266,024,014.84    262,754,008.43           0.00         12.62         12.62    0.00    0.00   258,475,947.35
------ ----------------- ----------------- -------------- ------------- ------------- ------- -------- ---------------


                 FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                        PASS-THROUGH RATES
------ ---------- ------------------ -------------- -------------- ---------------- ---------------- ---------------------
                                                                                                                  CURRENT
                        BEGINNING                                                        ENDING                  PASS-THRU
CLASS    CUSIP          PRINCIPAL      PRINCIPAL       INTEREST         TOTAL          PRINCIPAL      CLASS        RATE
------ ---------- ------------------ -------------- -------------- ---------------- ---------------- -------- ------------
AF1     294754AP1       956.22210093    50.80630413     1.72093413      52.52723827     905.41579680    AF1     2.090000 %
AF2     294754AQ9     1,000.00000000     0.00000000     4.60250005       4.60250005   1,000.00000000    AF2     5.523000 %
AV1     294754AR7       987.86667645    16.28998910     1.87996515      18.16995425     971.57668735    AV1     2.210000 %
M1      294754AS5     1,000.00000000     0.00000000     5.23500000       5.23500000   1,000.00000000    M1      6.282000 %
M2      294754AT3     1,000.00000000     0.00000000     5.60750000       5.60750000   1,000.00000000    M2      6.729000 %
B       294754AU0     1,000.00000000     0.00000000     5.85500000       5.85500000   1,000.00000000    B       7.026000 %
------ ---------- ------------------ -------------- -------------- ---------------- ---------------- -------- ------------
TOTALS                  983.18108612    20.33401169     2.94217533      23.27618702     962.84707443
------ ---------- ------------------ -------------- -------------- ---------------- ---------------- -------- ------------
------ ---------- ------------------ -------------- -------------- ---------------- ---------------- -------- ------------
X       N/A             987.70785257     0.00000000     0.00004744       0.00004744     971.62636804    X       0.000000 %
------ ---------- ------------------ -------------- -------------- ---------------- ---------------- -------- ------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Robert Wainwright
               JPMorgan Chase Bank - Structured Finance Services
                             450 West 33 st, 14 fl.
                            New York, New York 10001
                              Tel: (212) 946-7551
                       Email: robert.wainwright@chase.com
--------------------------------------------------------------------------------

JPMorgan           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 5
                 Equity One Mortgage Pass-Through Trust 2002-1
                                 April 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)       Funds Allocable to Certificate Principal

                        Group I Scheduled Principal                   138,525.78
                        Group I Curtailments                           18,741.44
                        Group I Prepayments                         2,856,352.78
                        Group I Liquidation Proceeds                        0.00

                        Group II Scheduled Principal                   54,631.61
                        Group II Curtailments                           5,805.52
                        Group II Prepayments                        1,204,003.95
                        Group II Liquidation Proceeds                       0.00

                        Extra Principal Distribution Amount         1,131,192.71

Sec. 4.03 (a)(ii)     Interest Distribution Amounts

                        Interest Distribution - AF-1                  129,070.06
                        Unpaid Interest - AF-1                              0.00
                        Remaining Unpaid Interest - AF-1                    0.00

                        Interest Distribution - AF-2                  219,332.14
                        Unpaid Interest - AF-2                              0.00
                        Remaining Unpaid Interest - AF-2                    0.00

                        Interest Distribution - AV-1                  184,509.18
                        Unpaid Interest - AV-1                              0.00
                        Remaining Unpaid Interest - AV-1                    0.00

                        Interest Distribution - M-1                    97,371.00
                        Unpaid Interest - M-1                               0.00
                        Remaining Unpaid Interest - M-1                     0.00

                        Interest Distribution - M-2                    78,505.00
                        Unpaid Interest - M-2                               0.00
                        Remaining Unpaid Interest - M-2                     0.00

                        Interest Distribution - B                      73,890.10
                        Unpaid Interest - B                                 0.00
                        Remaining Unpaid Interest - B                       0.00


Sec. 4.03(a)(iii)     Available Funds Shortfall

                        Class AF-1 Available Funds Shortfall                0.00
                        Class AF-2 Available Funds Shortfall                0.00
                        Class AV-1 Available Funds Shortfall                0.00
                        Class M-1 Available Funds Shortfall                 0.00
                        Class M-2 Available Funds Shortfall                 0.00
                        Class B Available Funds Shortfall                   0.00

JPMorgan         Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 5
                 Equity One Mortgage Pass-Through Trust 2002-1
                                 April 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(v)       Pool Principal Balances

                        Group I Beginning Pool Balance            165,478,661.26
                        Group I Ending Pool Balance               162,465,041.26
                        Group II Beginning Pool Balance            97,275,347.17
                        Group II Ending Pool Balance               96,010,906.09
                        Total Beginning Pool Balance              262,754,008.43
                        Total Ending Pool Balance                 258,475,947.35

Sec. 4.03(a)(vi)      Servicing Fee

                        Group I Servicing Fee                          68,949.44
                        Group II Servicing Fee                         40,531.39

Sec. 4.03(a)(viii)    Delinquency Advances

                        Group I Delinquency Advances Included in
                          Current Distribution                         12,858.22
                        Group I Recouped Advances Included in Current
                          Distribution                                      0.00
                        Group I Aggregate Amount of Advances
                          Outstanding                                  92,097.01
                        Group II Delinquency Advances Included in
                          Current Distribution                          4,153.88
                        Group II Recouped Advances Included in Current
                          Distribution                                      0.00
                        Group II Aggregate Amount of Advances
                          Outstanding                                  65,371.37

Section 4.03(a)(ix)A  Group I and Group II Loans Delinquent

     -------------------------------------------------------------------
                                     Group 1
     -------------------------------------------------------------------
      Period        Number          Principal Balance       Percentage
     -------------------------------------------------------------------
     0-30 days       250             25,409,837.43           15.64 %
     31-60 days       19              1,947,321.87            1.20 %
     61-90 days        7                543,807.19            0.33 %
     91+days           4                263,974.64            0.16 %
     Total           280             28,164,941.13           17.33 %
     -------------------------------------------------------------------

     -------------------------------------------------------------------
                                    Group 2
     -------------------------------------------------------------------
      Period        Number          Principal Balance       Percentage
     -------------------------------------------------------------------
     0-30 days        73              7,768,955.66            8.09 %
     31-60 days        7                888,871.29            0.93 %
     61-90 days        2                241,024.20            0.25 %
     91+days           0                      0.00            0.00 %
     Total            82              8,898,851.15            9.27 %
     -------------------------------------------------------------------

JPMorgan         Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

                 Equity One Mortgage Pass-Through Trust 2002-1
                                 April 25, 2002
--------------------------------------------------------------------------------


Sec. 4.03 (a)(ix) B   Group I and Group II Loans in Foreclosure

                --------------------------------------------------
                                     Group 1
                --------------------------------------------------
                Number          Principal Balance       Percentage
                ---------- ------------------------- -------------
                  0                     0.00              0.00 %
                --------------------------------------------------

                --------------------------------------------------
                                     Group 2
                --------------------------------------------------
                Number          Principal Balance       Percentage
                ---------- ------------------------- -------------
                  0                     0.00              0.00 %
                --------------------------------------------------


Sec. 4.03(a)(x),(xi)  Group I and Group II Loans in REO

                --------------------------------------------------
                                     Group 1
                --------------------------------------------------
                Number          Principal Balance       Percentage
                ---------- ------------------------- -------------
                  0                     0.00              0.00 %
                --------------------------------------------------

                --------------------------------------------------
                                     Group 2
                --------------------------------------------------
                Number          Principal Balance       Percentage
                ---------- ------------------------- -------------
                  0                     0.00              0.00 %
                --------------------------------------------------

                        Market Value of Group I REO Loans                   0.00
                        Market Value of Group II REO Loans                  0.00

Sec. 4.03(a)(xii)     Aggregate Stated Principal Balance of the
                      Three Largest Loans

                        Group I Three Largest Loans                 1,373,508.33
                        Group II Three Largest Loans                1,328,879.71

Sec. 4.03(a)(xiii)    Net WAC Cap Carryover

                        Class AF-1 Net WAC Cap Carryover
                          Amounts Due                                       0.00
                        Class AF-1 Net WAC Cap Carryover
                          Amounts Paid                                      0.00
                        Class AF-1 Net WAC Cap Carryover
                          Remaining Amounts Due                             0.00
                        Class AV-1 Net WAC Cap Carryover
                          Amounts Due                                       0.00
                        Class AV-1 Net WAC Cap Carryover
                          Amounts Paid                                      0.00
                        Class AV-1 Net WAC Cap Carryover
                          Remaining Amounts Due                             0.00

Sec. 4.03(a)(xiv)     Aggregate Principal Balance of Balloon Loans
                      with Original Terms <= 36 Months 60+ Contractually
                      Past Due

                        Group I Aggregate Principal Balance
                          of Balloon Loans                                  0.00
                        Group II Aggregate Principal Balance
                          of Balloon Loans                                  0.00

Sec. 4.03 (a)(xv),    Realized Losses
(xxi)
                        Group I Current Period Realized Losses              0.00
                        Group I Cumulative Realized Losses                  0.00
                        Group II Current Period Realized Losses             0.00
                        Group II Cumulative Realized Losses                 0.00

JPMorgan         Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

                 Equity One Mortgage Pass-Through Trust 2002-1
                                 April 25, 2002
--------------------------------------------------------------------------------


Sec. 4.03 (a)(xvi)    Number of Loans Repurchased

                        Group I Number of Loans Repurchased                 0.00
                        Group II Number of Loans Repurchased                0.00

Sec. 4.03 (a)(xvii)   Weighted Average Mortgage Rate of Outstanding Loans
                      (as of first day of related Due Period)

                        Group I Weighted Average Mortgage Rate              9.35
                        Group II Weighted Average Mortgage Rate             9.26

Sec. 4.03 (a)(xviii)  Weighted Average Remaining Term of Outstanding Loans

                        Group I Weighted Average Remaining Term           247.00
                        Group II Weighted Average Remaining Term          353.00

Sec. 4.03 (a)(xix),   Overcollateralization Amounts
(xx),(xxii)
                        Overcollateralization Amount                2,339,368.61
                        Overcollateralization Target Amount         9,044,816.50
                        Overcollateralization Release Amount                0.00
                        Overcollateralization Deficiency Amount     6,705,447.89

Sec. 4.03 (a)(xxiii)  Trigger Events

                        Has a Trigger Event Occurred and
                          is continuing?                                      NO
                        Cumulative Realized Losses as a percentage
                          of the Original Pool Balance                    0.00 %

Sec. 4.03 (a)(xxiv)   60+ Day Delinquent Loans

                        60+ Day Delinquent Loans as a percentage
                          of the current Pool Balance                     0.41 %

JPMorgan         Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.